CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical) (USD $)	12 Months Ended
	Feb. 28, 2013	Feb. 29, 2012	Feb. 28, 2011
Income tax expenses from reclassification items securities, tax effects	$ 0	$ 0	$ 1,607
Net (loss)/income from discontinued operations, tax effects	0	0	81,391
Unrealized gains/ (loss) on available-for-sale securities
Accumulated other comprehensive income reclassifications for unrealized gains on available-for-sale securities	$ 0	$ 0	$ 4,822